SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report:   July 28, 1998


                              Express Scripts, Inc.
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             (Exact Name of Registrant as specified in its Charter)



    Delaware                       0-20199                           43-1420563
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(State or other             (Commission File No.)          (I.R.S. Employer
 jurisdiction of                                            Identification No.)
 corporation)



14000 Riverport Drive, Maryland Heights, Missouri                        63043
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code:             (314) 770-1666
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       (Former name or former address, if changed since last report)

Item 5.  Other Events

     On July 28, 1998, Express Scripts, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1, and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c) The following exhibit is filed as part of this report on Form 8-K:

         Exhibit 99.1 Press release, dated July 28, 1998, by Express
         Scripts, Inc.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            EXPRESS SCRIPTS, INC.



Date:    August 4, 1998                     By:   /s/ Barrett A. Toan
                                               Barrett A. Toan
                                               President and Chief Executive
                                               Officer

                                  EXHIBIT INDEX


  EXHIBIT NO.     DESCRIPTION

      99.1        Press release, dated July 28, 1998, by Express Scripts, Inc.